Execution
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WAIVER AND ELEVENTH AMENDMENT TO
CREDIT AGREEMENT

THIS WAIVER AND ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of June 29, 2015, by and among PICO Northstar Hallock, LLC, a Delaware limited liability company (the “Borrower”), PICO Northstar, LLC, a Delaware limited liability company (the “Parent Guarantor”), the lenders from time to time party to the Credit Agreement, as defined below (the “Lenders”), and ING Capital LLC, a Delaware limited liability company, as agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent Guarantor, the Lenders and the Agent are parties to that certain Credit Agreement dated as of June 13, 2011 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, and as hereafter amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended as set forth herein, and the undersigned Lenders have agreed to so amend the Existing Credit Agreement as set forth herein, subject to the terms and conditions hereof;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Parent Guarantor, the undersigned Lenders and the Agent hereby agree as follows:

1.Amendment to Section 1.1 of the Existing Credit Agreement. Section 1.1 of the Existing Credit Agreement is hereby amended by adding the definitions of “Eleventh Amendment” and “Eleventh Amendment Date” as follows:

“Eleventh Amendment” means that certain Waiver and Eleventh Amendment to Credit Agreement dated as of the Eleventh Amendment Date by and among the Borrower, the Parent Guarantor, the Lenders party thereto and the Agent.

“Eleventh Amendment Date” means June 29, 2015.

2.Amendment to Section 6.2.4 of the Existing Credit Agreement. The Existing Credit Agreement is hereby further amended by adding a new subsection (d) to Section 6.2.4 as follows:

(d)    2015 Required Preferred Equity Issuance and Compliance Certificate. On or after the Eleventh Amendment Date and on or before September 30, 2015,

(i)    the Parent Guarantor shall cause the issuance of Qualified Preferred Equity Interests for cash the proceeds of which are contributed by the Parent Guarantor to the equity capital of the Borrower in an amount not less than the Required Amount. For purposes of this subsection (d) of Section 6.2.4, (a) the “Required Amount” shall mean that amount which results in a June 2015 Alternate Debt Service Coverage Ratio of not less than 1.00 to 1.00, and (b) the “June 2015 Alternate Debt Service Coverage Ratio” shall mean, the Alternate Debt Service Coverage Ratio Requirement for the single Fiscal Quarter ending June 30, 2015, without giving effect to the waiver set forth in Section 3 of the Eleventh Amendment and treating such amount as a 2014/2015 Extended Period DSCR Preferred Equity Issuance for such Fiscal Quarter; and

(ii)    the Borrower shall deliver to the Agent a Compliance Certificate and the other items described in clause (d) of Section 6.1.1 with respect to the Fiscal Quarter ending June 30, 2015.

3.Waivers. The undersigned Lenders hereby: (i) waive compliance with subsections (a), (b) and (c) of Section 6.2.4 for the period ending June 30, 2015, (ii) waive compliance with Section 6.2.5 for the period ending June 30, 2015, (iii) with respect to the items required to be delivered pursuant to clause (d) of Section 6.1.1, the Lenders hereby waive the requirement for the Borrower to deliver Schedule 1 to the Compliance Certificate for the Fiscal Quarter ending June 30, 2015, and the requirement for the Borrower to certify the accuracy of such Schedule 1, and (iv) waive any Default or Event of Default, if any, that would otherwise occur under Section 7.1.21 with respect to the Tangible Net Worth of the Sponsor during the period beginning on the Eleventh Amendment Date and continuing through and including September 29, 2015. The foregoing waivers are limited solely to the matters stated above and shall not be deemed to be an extension, waiver or amendment of any other provision of the Credit Agreement, any other Loan Document, or any Contribution Agreement and shall not be deemed to waive or modify the requirements set forth in the new subsection (d) of Section 6.2.4 which is being added to the Credit Agreement pursuant to this Amendment.

4.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment, this Amendment shall not become effective, and the Borrower and the Parent Guarantor shall have no rights under this Amendment, until the Agent shall have received duly authorized, executed and delivered counterparts to this Amendment from each of the Borrower, the Parent Guarantor, the Required Lenders and the Agent.

(b)    Representations and Warranties. To induce the Lenders and the Agent to enter into this Amendment, each of the Borrower and the Parent Guarantor hereby represents and warrants to the Lenders and the Agent as follows:

(a)    The execution, delivery and performance by it of this Amendment are within its organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member action.

(b)    The execution, delivery and performance by it of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of its Organizational Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which it is a party or affecting it or its properties or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject; or (c) violate any applicable law.

(c)    This Amendment has been duly executed and delivered by it, and the Credit Agreement, as amended by this Amendment, constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(d)    The representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents (i) were true and correct in all material respects as of the date initially made, and (ii) are true and correct in all material respects with the same effect as if made on the date hereof and both before and after giving effect to this Amendment and the transactions contemplated hereby (except to the extent expressly stated to be as of an earlier date).

(e)    No material adverse development has occurred in any litigation, arbitration or governmental investigation or proceeding which renders such litigation, arbitration or governmental investigation or proceeding likely to succeed and, which, if successful could reasonably be expected to result in a Material Adverse Change.

(f)    No Default or Event of Default has occurred and is continuing or would result from this Amendment or the transactions contemplated hereby.

(g)    Since December 31, 2014, no event has occurred which has had, or could reasonable be expected to have, a material adverse effect on the property, assets, nature of assets, business, operations, liabilities, condition (financial or otherwise) or prospects of the Borrower or the Project or (b) has resulted, or could reasonable be expected to result, in a Material Adverse Change.

5.Reaffirmations and Acknowledgments. Each of the Borrower and the Parent Guarantor hereby acknowledges that, as of the date hereof, the security interests and Liens granted to the Agent and the Secured Parties under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

6.Effect of Amendment and Waiver. Except as expressly set forth herein, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower and the Parent Guarantor to the Lenders, the Agent and the other Secured Parties, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

7.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

9.Costs and Expenses. The Borrower agrees to pay all costs and expenses of the Agent in connection with this Amendment in accordance with Section 9.3 of the Credit Agreement, including without limitation, the reasonable costs and attorneys’ fees of King & Spalding LLP, counsel to the Agent.

10.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, pdf or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

11.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PICO NORTHSTAR HALLOCK, LLC

By: /s/ Neil C. Juhnke
Name: Neil C. Juhnke
Title: President

PICO NORTHSTAR, LLC

By: /s/ John R. Hart
Name: John R. Hart
Title: CEO

ING CAPITAL LLC, as Agent

By: /s/ Daniel W. Lamprecht
Name: Daniel W. Lamprecht
Title: Managing Director

By: /s/ Steven R. Navarro
Name: Steven R. Navarro
Title: Director

AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Lender

By: /s/ James F. Baltezore
Name: James F. Baltezore
Title: VP AgriBusiness and Capital Markets

AgStar Financial Services, FLCA, as a Lender

By: /s/ Troy Mostaert
Name: Troy Mostaert
Title: VP Capital Markets

FARM CREDIT SERVICES OF AMERICA, PCA, as a Lender

By: /s/ Curt A. Brown
Name: Curt A. Brown
Title: Vice President

FARM CREDIT WEST, FLCA, as a Lender

By: /s/ Ben Madonna
Name: Ben Madonna
Title: Vice President

KODABANK, as a Lender

By: /s/ Tom Schuster
Name: Tom Schuster
Title: Sr. Loan Officer

AGFIRST FARM CREDIT BANK, as a Lender

By: /s/ Steven J. O'Shea
Name: Steven J. O'Shea
Title: Vice President